BY-LAW NO. 1A

A by-law relating generally to the transaction of business and affairs of NRT RESEARCH TECHNOLOGIES INC.

                               CONTENTS
                               --------

               One     -  Interpretation
               Two     -  Business  of  the  Corporation
               Three   -  Borrowing  and  Security
               Four    -  Directors
               Five    -  Committees
               Six     -  Officers
               Seven   -  Protection  of  Directors,  Officers  and
                          Others
               Eight   -  Shares
               Nine    -  Dividends  and  Rights
               Ten     -  Meetings  of  Shareholders
               Eleven  -  Notices
               Twelve  -  Effective  Date

BE  IT  ENACTED  as  a  by-law  of  the  Corporation  as  follows:

                                SECTION  ONE
                               INTERPRETATION

1.01     Definitions

         In the by-laws of the Corporation, unless the context otherwise requires:
"Act" means the Business Corporations Act, 1982 (Ontario), or any statute that may be substituted therefor, as from time to time amended;
"appoint"  includes  "elect"  and  vice  versa;
"articles" means the articles on which is endorsed the certificate of incorporation of the Corporation as from time to time amended or restated; "board" means the board of directors of the Corporation and "director" means a member of the board;
"by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect; "cheque" includes a draft;
"Corporation" means the corporation incorporated under the Act by the said certificate endorsed on the articles and named "NRT RESEARCH TECHNOLOGIES INC.";


                                                                          ... 2/


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                                   - 2 -

"meeting of shareholders" includes the annual meeting of shareholders and a special meeting of shareholders; and "special meeting of shareholders" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders; and "recorded address" has the meaning set forth in section
11.08.

Save as aforesaid, words and expressions defined in the Act, including "resident Canadian" have the same meaning when used herein. Words importing the singular gender include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing a person include an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a natural person in his capacity as trustee, executor, administrator, or other legal representative.


                                SECTION  TWO
                      BUSINESS  OF  THE  CORPORATION


2.01     Registered  Office
         The registered office of the Corporation shall be at the place within Ontario from time to time specified in the articles and at such location therein initially as is specified in the articles and thereafter as the board may from time to time determine.


2.02     Corporate  Seal
         The Corporation may, but need not have, a corporate seal and if one is adopted it shall be in a form approved from time to time by the board.

2.03     Financial  Year
         Until changed by the board, the financial year of the Corporation shall end on the last day of March in each year.


                                                                          ... 3/


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                                      - 3 -


2.04     Execution of Instruments
         Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by two persons, one of whom holds the office of chairman of the board, managing director, president, vice-president or is a director and the other of whom is a director of holds one of the said offices or the office of secretary, treasurer, assistant secretary or assistant treasurer or any other office created by by-law or by the board. In addition, the board or the said two persons may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officers may affix the corporate seal to any instrument requiring the same.


2.05     Banking Arrangements
         The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security theref or, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe.


2.06     Voting Rights in Other Bodies Corporate
         The signing officers of the Corporation under section 2.04 may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments shall be in favour of such persons as may be determined by the officers executing or arranging for the same. In addition, the board may from time to time direct the manner in which and the persons by whom any particular voting rights or class of voting rights may or shall be exercised.


2.07     Divisions
         The board may cause the business and operations of the Corporation or any part thereof to be divided into one or more divisions upon such basis, including without


                                                                          ... 4/


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                                    - 4 -

limitations types of business or operations, geographical territories, product lines or goods or services, as may be considered appropriate in each case. In connection with any such divisions the board or, subject to the direction by the board, the chief executive officer, may authorize from time to time, upon such basis as may be considered appropriate in each cases:


     (a)  Subdivision  and     Consolidation   -  the  further
          ----------------------------------
          division of the business and operations of any such division into sub-units and the consolidation of the business and operations of any such divisions and sub-units;

     (b)  Name  -  the  designation  of  any  such  division or
          ----
          sub-unit by, and carrying on of the business and operations of any such division or sub-unit under, a name other than the name of the Corporation; provided that the Corporation shall set out its name in legible characters in all places required by law; and


     (c)  Officers - the appointment of officers for any such division or
          --------
          sub-unit, the determination of their powers and duties, and the removal of any of such officers so appointed, provided that any such officers shall not, as such, be officers of the Corporation.

                                 SECTION  THREE
                            BORROWING  AND  SECURITY


3.01     Borrowing  Power
         Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the articles, the board may from time to time on behalf of the Corporation, without authorization of the shareholders:

     (a)  borrow  money  upon  the  credit  of  the  Corporation;

     (b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

                                                                          ... 5/

     (c) to the extent permitted by the directly or indirectly financial to any person by means of a loan, on behalf of the Corporation performance present Act, give assistance a guarantee to secure of any or future indebtedness, liability or obligation of any person, or otherwise; and

     (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Corporation.


     Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.


3.02     Delegation
         Subject to the Act and the articles, the board may from time to time delegate to a committee of the board, a director or any officer of the Corporation or any other person as may be designated by the board all or any of the powers conferred on the board by section 3.01 or by the Act to such extent and in such manner as the board may determine at the time of such delegation.


                                SECTION  FOUR
                                   DIRECTORS

4.01  Number  of  Directors
      Until changed in accordance with the Act, the board shall consist of not fewer that three and not more than the maximum number of directors provided in the articles.

                                                                          ... 6/


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                                      -6-


4.02     Qualification
         No person shall be qualified for election or appointment as a director if he is less than 18 years of age; if he is of unsound mind or incapable of managing his affairs, and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A director need not be a shareholder. A majority of the directors shall be resident Canadians. At least one-third of the directors shall not be officers or employees of the Corporation or any of its affiliates.

4.03     Election  and  Term
         The election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. Subject to the Act, the number of directors to be elected at any such meeting shall be the number of directors determined from time to time by special resolution or, if the special resolution empowers the directors to determine the number, by resolution of the board. Where the shareholders adopt an amendment to the articles to increase the number or minimum number of directors, the shareholders may, at the meeting at which they adopted the amendment, elect the additional number of directors authorized by the amendment. The election shall be by resolution, or if demanded by a shareholder or a proxyholder, by ballot. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

4.04     Removal  of  Directors
         Subject to the Act, the shareholders may by ordinary resolution passed at an annual or special meeting of shareholders remove any directors from office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the board.

4.05     Vacation  of  Office
         A director ceases to hold office when he dies; he is removed from office by the shareholders; he ceases to be qualified for election as a director; or his written resignation is received by the Corporation, or, if a time is specified in such resignation, at the time so specified, whichever is later.

                                                                          ... 7/

4.06     Vacancies
         Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or minimum number of directors or from a failure of the shareholders to elect the number or minimum number of directors.

4.07     Action  by  the  Board
         The board shall manage or supervise the management of the business and affairs of the Corporation. The powers of the board may be exercised at a meeting (subject to sections 4.08 and 4.09) at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office.

4.08     Canadian  Majority  at  Meetings
         The board shall not transact business at a meeting, other than filling a vacancy in the board, unless a majority of the directors present are resident Canadians, except where:

         (a) a resident Canadian director who is unable to be present approves in writing or by telephone, electronic, or other communications facilities the business transacted at the meeting; and

         (b) a majority of resident Canadians would have een present had that director been present at the meeting.

4.09     Meeting  by  Telephone
         If all of the directors of the Corporation consent thereto generally or in respect of a particular meeting, a director may participate in a meeting of the board or of a committee of the board by means of such telephone, electronic or other communications facilities as permits all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and


                                                                          ... 8/
a director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board.

4.10     Place  of  Meetings
         Meetings of the board may be held at any place within or outside Ontario and in any financial year of the Corporation a majority of the meetings need not be held in Canada.

4.11     Calling  of  Meetings
         Meetings of the board shall be held from time to time at such time and at such place as the board, the chairman of the board, the managing director, the president or any two directors may determine.

4.12     Notice  of  Meeting
         Notice of the time and place of each meeting of the board shall be given in the manner provided in Section Eleven to each director not less than 48 hours before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business or the general nature thereof to be specified.

4.13     First  Meeting  of  a  New  Board
         Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

4.14     Adjourned  Meeting
         Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15     Regular  Meetings
         The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the

                                                                          ... 9/
board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

4.16    Chairman
        The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chairman of the board, managing director or president. If no such officer is present, the directors present shall choose one of their number to be chairman.

4.17    Quorum
        Subject to section 4.08, the quorum for the transaction of business at any meeting of the board shall be two-fifths of the number of directors or minimum number of directors, as the case may be, or such greater number of directors as the board may from time to time determine.

4.18    Votes  to  Govern
        At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.

4.19     Conflict  of  Interest
         A director who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or transaction or proposed material contract or transaction with the Corporation shall disclose to the Corporation the nature and extent of his interest at the time and in the manner provided by the Act. Such a director shall not vote on any resolution to approve the same except as provided by the Act.

4.20     Remuneration  and  Expenses
         The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for traveling and other expenses properly incurred by them


                                                                         ... 10/
in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the corporation in any other capacity and receiving remuneration there for.


                            SECTION  FIVE
                              COMMITTEES

5.01      Committees  of  the  Board
          The board may appoint from their number one or more committees of the board, however designated, and delegate to any such committee any of the powers of the board except those which pertain to items which, under the Act, a committee of the board has not authority to exercise. A majority of the members of any such committee shall be resident Canadians.


5.02      Transaction  of  Business
          The powers of a committee of the board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Ontario.


5.03      Audit  Committee
          The board shall elect annually from among its number an audit committee to be composed of not fewer than three directors of whom a majority shall not be officers or employees of the Corporation or its affiliates. The audit committee shall have the powers and duties provided in the Act.

5.04      Advisory  Bodies
          The board may from time to time appoint such advisory bodies as it may deem advisable.


5.05      Procedure
          Unless otherwise determined by the board each committee and advisory body shall have power to fix its ~rww~ at not less than a majority of its members, to elect its chairman and to regulate its procedure.

                                                                         ... 11/

                                 SECTION SIX
                                   OFFICERS

6.01      Appointment
          The board may from time to time appoint a president, one or more vice-presidents (to which title may be added words indicating ~eniority or function), a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. One person may hold more than one office. The board may specify the duties of and, in accordance with this by-law and subject to the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to section 6.02 and 6.03, an officer may but need not be a director.


6.02     Chairman of the Board
         The board may from time to time also appoint a chairman of the board who shall be a director. If appointed, the board may assign to him any of the powers and duties that are by any provisions of this by-law assigned to the managing director or to the president; and he shall have such other powers and duties as the board may specify.

6.03     Managing Director
         The board may from time to time also appoint a managing director who shall be a resident Canadian and a director. If appointed, he shall be the chief executive officer and, subject to the authority of the board, shall have general supervision of the business and affairs of the Corporation; and he shall have such other powers and duties as the board may specify. During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.


6.04      President
          The president shall be the chief operating officer, and he shall have such other powers and duties as the board may specify. During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office.

                                                                         ... 12/

6.05      Secretary
          Unless otherwise determined by the board, the secretary shall be the secretary of all meetings of the board, shareholders and committees of the board that he attends. The secretary shall enter or cause to be entered in records kept for that purpose minutes of all proceedings at meetings of the board, shareholders and committees of the board, whether or not he attends such meetings; he shall give or cause to be given, as and when instructed, all notice to shareholders, directors, officers, auditors and members of committees of the board; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, records and instruments belonging to the corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as otherwise may be specified.


6.06      Treasurer
          The treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board whenever required an account of all his transactions as treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as otherwise may be specified.


6.07      Powers and Duties of Officers
          The powers and duties of all officers shall be such as the terms of their engagement cal). for or as the board or (except for those whose powers and duties are to be specified only by the board) the chief executive officer may specify. The board and (except as aforesaid) the chief executive officer may, from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, un~eee the beerd or the chief executive officer otherwise directs.

                                                                         ... 13/

6.08      Term of Office
          The board, in its discretion, may remove any officer of the Corporation. Otherwise each officer appointed by the board shall hold office until his successor is appointed or until his earlier resignation.

6.09      Agents and Attorneys
          The Corporation, by or under the authority of the board, shall have power from time to time to appoint agents or attorney for the Corporation in or outside Canada with such powers (including the power to subdelegate) of management, administration or otherwise as may be thought fit.

6.10      Conflict of Interest
          An officer shall disclose his interest in any material contract or transaction or proposed material contract or transaction with the Corporation in accordance with section 4.19.


                             SECTION SEVEN
               PROTECTION OF DIRECTORS; OFFICERS AND OTHERS

7.01      Limitation of Liability
          Every director and officer of the Corporation in exercising his powers and discharging his duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on

                                                                         ... 14/
his part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any branch thereof.


7.02      Indemnity
          Subject to the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful. The Corporation shall also indemnify such person in such other circumstances as the Act or law permits or requires. Nothing in this by-law shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of this by-law.

7.03      Insurance
          Subject to the Act, the Corporation may purchase and maintain such insurance for the benefit of any person referred to in section 7.02 hereof as the board may from time to time determine.


                             SECTION  EIGHT
                                  SHARES

8.01      Allotment  of  Shares
          Subject to the Act, the board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissed shares of the Corporation

                                                                         ... 15/
at such times and to such persons and for such consideration as the board shall determine, provided that no shares shall be issued until it is fully paid as provided by the Act.

8.02      Commissions
          The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.03      Registration  of  Transfers
          Subject to the Act, no transfer of a share shall be registered in a securities register except upon presentation of the certificate representing such shares with an endorsement which complies with the Act made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, and upon payment of all applicable taxes and any reasonable fees prescribed by the board, and upon compliance with such restrictions on issue, transfer or ownership as are authorized by the articles.

8.04     Non-recognition  of  Trusts
         Subject to the Act, the Corporation may treat the registered holder of any share as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payment in respect of the share, and otherwise to exercise all the rights and powers of any owner of the share.

8.05      Share  Certificate
          Every holder of one or more shares of the Corporatior shall be entitled, at his option, to a share certificate or to a non-transferable written certificate of acknowledgment of his rights to obtain a share certificate stating the number and class or series of shares held b' him as shown on the securities register. Such certificate shall be in such form as to board may from time to time approve. Any such certificate shall be signed in accordance with section 2.04 and need not be under the corporate seal.

                                                                         ... 16/

8.06      Replacement  of  Share  Certificates
          The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share or other such certificate in lieu of and upon cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, apparently destroyed or wrongfully taken on payment of such reasonable fee and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

8.07      Joint  Shareholders
          If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.08      Deceased  Shareholders
          In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make any dividend or other payments in respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.


                                SECTION  NINE
                           DIVIDENDS  AND  RIGHTS

9.01     Dividends
         Subject to the Act, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation or options or rights

                                                                         ... 17/
to acquire fully paid shares of the Corporation. Any dividend unclaimed after a period of 6 years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

9.02      Dividend  Cheques
          A dividend payable in money shall be paid by cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.03      Record  Date  for  Dividends  and  Rights
          The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe f or securities of the Corporation, as a record date for the determination of the persons entitled to received payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than 7 days before such record date in the manner provided by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe f or securities of the Corporation shall be at the close of business on the day on which the resolution relating

                                                                         ... 18/
to  such  dividend  or  rights  to  subscribe  is  passed  by  the board.


                                SECTION  TEN
                         MEETINGS  OF  SHAREHOLDERS

10.01     Annual  Meetings
          The annual meeting of shareholders shall be held at such time in each year, and subject to section 10.03, at such place as the board, the chairman of the board, the managing director or the president may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

10.02    Special  Meetings
         The board, the chairman of the board, the managing director or the president shall have power to call a special meeting of shareholders at any time.

10.03    Place  of  Meetings
         Meetings of shareholders of the Corporation shall be held at such place in or outside Ontario as the directors determine or, in the absence of such a determination, at the place where the registered office of the Corporation is located.

10.04     Notice  of  Meetings
          Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Section Eleven not less than 21 nor more than 50 days before the date of the meeting to each director, to the auditor, and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the minutes of an earlier meeting, financial statements and auditor's report, election of director and reappointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the shareholder

                                                                         ... 19/
to form a reasoned judgment thereon and shall state the text of any special resolution or by-law to be submitted to the meeting.

10.05    List  of  Shareholders  Entitled  to  Notice
         For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder entitled to vote at the meeting. If a record date for the meeting is fixed pursuant to section 10.06, the shareholders listed shall be those registered at the close of business on such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given or, where no such notice is given, on the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

10.06     Record  Date  for  Notice
          The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting, and notice of any such record date shall be given not less than 7 days before such record date, by newspaper advertisement in the manner provided in the Act. If no such record date is so fixed, the record date f or the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given or, if no notice is given, shall be the day on which the meeting is held.

10.07     Meetings  Without  Notice
          A meeting of shareholders may be held without notice at any time and place permitted by the Act (a) if all the shareholders entitled to vote thereat are present in person or duly represented or if those not present or represented

                                                                         ... 20/
waive notice of or otherwise consent to such meeting being held, and (b) if the auditors and the directors are present or waive notice of or otherwise consent to such meeting being held; so long as such shareholders, auditors or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At such a meeting, any business may be transacted which the Corporation at a meeting of shareholders may transact.

10.08     Chairman,  Secretary  and  Scrutineers
          The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: managing director, president, chairman of the board, or a vice-president who is a shareholder. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

10.09     Persons  Entitled  to  be  Present
          The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

10.10     Quorum
          Subject to the Act in respect of a majority shareholder, a quorum for the transaction of business at any meeting of shareholders shall be two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative f or a shareholder so entitled. If a quorum is present at the

                                                                         ... 21
opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the time appointed for the meeting or within a reasonable time thereafter a~ the shareholders may determine, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact ahy other business.

10.11     Right  to  Vote
          Every person named in the list referred to in section 10.05 shall be entitled to vote the shares shown thereon opposite his name at the meeting to which such list relates, except to the extent that (a) where the Corporation has fixed a record date in respect of such meeting, such person has transferred any of his shares after such record date or, where the Corporation has not fixed a record date in respect of such meeting, such person has transferred any of his shares after the date on which such list was prepared, and (b) the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he owns such shares, has demanded not later than 10 days before the meeting that his name be included in such list. In any such excepted case the tranferee shall be entitled to vote the transferred shares at such meeting.

10.12     Proxyholders  and  Representatives
          Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, as his nominee to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his attorney and shall conform with the requirements of the Act. Alternatively, every such shareholder which is a body corporate or association may authorize by resolution of its directors or governing body an individual to represent it at a meeting of shareholders and such individual may exercise on the shareholder's behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by

                                                                         ... 22
depositing with the Corporation a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairman of the meeting. Any such proxyholder or representative need not be a shareholder.

10.13     Time  for  Deposit  of  Proxies
          The board may fix a time not exceeding 48 hours, excluding Saturdays and holidays, before which time proxies to be used at the meeting must be deposited with the Corporation or an agent thereof, and any period of time so fixed shall be specified in the notice calling the meeting. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or if, no such time having been specified in such notice, it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

10.14     Joint  Shareholders
          If two or more person hold shares jointly, any one of them present in person or duly represented at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented and vote, they shall vote as one the shares jointly held by them.

10.15     Votes  to  Govern
          At any meeting of shareholders every question shall, unless otherwise required by the articles or by-laws or by law, be determined by a majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote.

10.16     Show  of  Hands
          Subject to the Act, any question at a meeting of shareholders shall be decided by a show of hands, unless a ballot thereon is required or demanded as hereinafter provided, and upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a

                                                                         ... 23
question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the notes recorded, in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.17     Ballots
          On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereof, the chairman may require a ballot or any person who is present and entitled to vote on such question at the meeting may demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect 'of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.18     Adjournment
          On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereof, the chairman may require a ballot or any person who is present and entitled to vote on such question at the meeting may demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect 'of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.19    Action  in  Writing  by  Shareholders
         A Resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting

                                                                         ... 24
of shareholders is as valid as if it had been passed at a meeting of the shareholders unless, in accordance with the Act, (a) in the case of the resignation or removal of a director, or the appointment or election of another person to fill the place of such director, a written statement is submitted to the Corporation by the director giving the reasons for his resignation for the purpose of removing him from office or the election of. another person to fill the office of such director; or (b) in the case of the removal or resignation of an auditor, or the appointment or election of another person to fill the office of auditor, representations in writing are made to the Corporation by that auditor concerning his proposed removal, the appointment or election of another person to fill the office of auditor, or his resignation.


                                SECTION  ELEVEN
                                    NOTICES

11.01     Method  of  Giving  Notices
          Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if mailed to him at his recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally and a notice so mailed shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed to recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

11.02     Notice  to  Joint  Shareholders
          If two or more persons are registered as joint holders of any share, any notice may be address to all such joint holders, but notice addressed to one of such persons shall be sufficient notice to all of them.

                                                                         ... 25/

11.03     Computation  of  Time
          In computing the period of days when notice must be given under any provisions requiring a specified number of days' notice of any meeting or other event, the period shall be deemed to commence the day following the event that began the period and shall be deemed to terminate at midnight of th~ last day of the period except that if the last day of the period falls on a Sunday or 'holiday, the period shall terminate at midnight of the day next following that is not a Sunday or holiday.

11.04     Undelivered  Notices

          If any notice given to a shareholder pursuant to section 11.01 is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he informs the Corporation in writing of his new address.

11.05    Omissions  and  Errors

         The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.06     Persons  Entitled  by  Death  or  Operation  of  Law

          Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

                                                                         ... 26/

11.07     Waiver  of  Notice

          Any shareholder, proxyholder or other person entitled to attend a meeting of shareholders, director, officer, auditor or member of a committee of the board may at any time waive any notice or waive or abridge the time for any notice, required to be given to him under the Act, the regulations thereunder, the articles, the by-laws or otherwise, and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall be in writing except a waiver of notice of a meeting of shareholders or of the board or a committee of the board which may be given in any manner.

11.08     Interpretation

          In this by-law, "recorded address" means in the case of a shareholder his address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; in the case of an officer, auditor, or member of a committee of the board, his latest address as recorded in the records of the Corporation; and in the case of a director, his latest address as recorded in the most recent notice filed under the Corporations Information Act, whichever is the more current.


                              SECTION  TWELVE
                              EFFECTIVE  DATE

12.01     Effective  Date
          This by-law shall come into force when made by the beard in accordance with the Act.

12.02     Repeal
          All previous by-laws of the Corporation are repealed as of the coming into force of this by-law. Such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to, or the validity of any articles (as defined in the Act) or predecessor charter documents of the

                                                                         ... 27/

Corporation obtained pursuant to, any such by-law prior to its repeal. All officers and persons acting under any by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or the board or a committee of the board with continuing effect passed under any repealed by-law shall continue to be good and valid except to the extent inconsistent with this by-law and until. amended or repealed.


MADE  by  the  board  the  1st   day  of  October,  l985.


                                                   /s/
                                                   --------------------------
                                                   President
C/s
                                                   /s/
                                                   --------------------------
                                                   Secretary

CONFIRMED by the shareholders in accordance with the Act the 25th day of October, 1985.

                                                   /s/
                                                   --------------------------
                                                   Secretary

                                                               FORM  203  (3-84)

To be used only in cases of corporations incorporated under the Canada Business Corporations Act. The Corporations Acts of Manitoba and Ontario and The Business Corporations Act of Saskatchewan or The Business Corporations Act, 1982 of Ontario.

In cases of corporations, Incorporated by Special Act of Canada or any such province. If Form 200 has required amendment, this form also may need to be amended.

                                        CORPORATIONS
                                        ------------

                 RESOLUTION  OF  DIRECTORS  REGARDING  BANKING  AND  SECURITY

NRT  RESEARCH  TECHNOLOGIES  INC.    (hereinafter  called  the  "Corporation")
-----------------------------------
     (Name of Corporation)

Head Office:    25  Adelaide  St.  E., #711,  Toronto,  Ontario  M5C  1Y2
             -------------------------------------------------------------------

(Name of
Act.)

INCORPORATED UNDER     Business Corporations Act  (1982)
                    ------------------------------------------------------------

RESOLVED:

     1. THAT THE ROYAL BANK OF CANADA (hereinafter called the "Bank") be and is hereby appointed the Banker of the Corporation.

(Where possible  use  titles only.)

     2.     THAT  any  officer,  director or  duly-authorized  representive
                 ---------------------------------------------------------------
                    of the Corporation
--------------------------------------------------------------------------------
or any one of them or any one of the persons mentioned in Clause 3 hereof or any one of any persons from time to time desitjnated in writing by the President, Vice-President, Secretary. Treasurer or Secretary-Treasurer, be and is hereby authorized on behalf of the Corporation from time to time

          (a) to deposit with or negotiate or transfer to the Bank (but only for credit of the Corporation) all or any cheques, promissory notes, bills of exchange, orders for the payment of money and other paper negotiable or otherwise, interest or dividend coupons and Warrants, securities maturing or called for redemption, and the proceeds of any of them, and for such purpose to make, draw, endorse, sign, execute and deliver all or any of the foregoing or deliver all or any thereof to the Bank endorsed with the name of the Corporation impressed thereon by rubber stamp or otherwise; and

          (b) to receive all paid cheques and vouchers and sign and deliver to the Bank the Bank's form of settlement of balances and release, and to arrange, settle, balance and certify all books and accounts between the Corporation and the Bank, and to receive all securities attached to drafts drawn on the Corporation to be delivered upon payment of the drafts and all commercial and other paper, and to sign and deliver to the Bank receipts for all or any of the foregoing.

3.     THAT     any  two  directors
            --------------------------------------------------------------------

--------------------------------------------------------------------------------
be and are/is hereby authorized on behalf of the Corporation from time to time

     (Where possible, use titles only. If two or more must act together. use words showing joint action required. e.g. "the President and the Treasurer jointly" or "the President, the Treasurer and its. Secretary or any two of them".

          (a) to make, draw, accept, endorse, sign and execute, under the corporate sea) or otherwise. cheques, promissory notes. bills of exchange, orders for the payment of money and other instruments whether negotiable or not, contracts for letters of credit and forward exchange, and agreements obligating the Corporation to the Bank in respect of obligations or liabilities incurred or to be incurred by the Bank for the account or benefit of the Corporation.

          (b) to borrow money from the Bank upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

          (c) to mortgage, hypothecate, charge or pledge, create a security interest in or give security under The Bank Act or otherwise upon, all or any of the property, real and personal, immoveable and moveable, undertaking and rights of the Corporation, present and future to secure all or any money borrowed or to be borrowed from the Bank, or obligations or liabilities of the Corporation, present or future, to the Bank. the nature and form of any such security and the rights, powers and authorities exercisable by the Bank or any person or persons thereunder or in respect thereof to be satisfactory to the Bank;

          (d) to sign or execute, under the corporate seal or otherwise, and deliver all such assignments, transfers. conveyances, hypothecs, mortgages, charges, pledges, security under The Bank Act or other security, notices of intention to give security under section 178 of The Bank Act, promises to give security under The Bank Act, agreements, deeds, releases, discharges and other documents and writings as they/he in their/his discretion may consider necessary or useful in connection with the Corporation's business with the Bank or as the Bank may request;

          (e) generally to exercise all rights, powers and authorities which the Directors might or could exercise under the authority of the Corporation's Charter or Articles and By-Laws or Articles and Memorandum of Association and the laws governing the Corporation.

     4. THAT the person or persons authorized by Clause 3 hereof, or the person or persons from time to time designated in writing by (a) the President or Vice-President and (b) the Secretary or Treasurer or Secretary-Treasurer. be and is/are hereby authorized on behalf of the Corporation from time to time to withdraw from the Bank all or any securities and property held by the Bank for safekeeping on behalf of the Corporation or as collateral security or otherwise and sign and deliver receipts therefor or to direct the Bank by written instructions signed by such person or persons to deliver all or any such securities and property to any person or persons named in such instructions.

     5. THAT all instruments, whether negotiable or not, documents and writings made, drawn, accepted, endorsed, signed or executed as hereinbefore provided and delivered by any bearer therof shall be valid and binding upon the Corporation, and the Bank is hereby authorized to act thereon and give effect thereto.

     6. THAT each branch or agency of the Bank at which an account of the Corporation is kept be furnished with a copy, certified by the Secretary under the Corporation's seal, of this resolution, and with a list of all persons authorized by this resolution to act for the Corporation and with written notice of any changes which may take place in such list from time to time (any such notice to be binding on the Bank only from the time when its receipt is duly acknowledged in writing), and with all designations of persons made pursuant to Clause 2 or Clause 4 hereof, and with specimens of the signatures of all persons so authorized or designated; and that this resolution shall remain in force and be binding upon the Corporation until a copy, certified by the Secretary under the Corporation's seal, of a resolution of the Directors of the Corporation repealing or replacing this resolution shall have been received by the manager of each such branch or agency of the Bank and duly acknowledged in writing, and that the said list with any changes notified and acknowledged as aforesaid and the said designations shall respectively remain in force and be binding upon the Corporation until written notice to the contrary shall have been received and acknowledged as aforesaid.


                                     CERTIFICATE

It is hereby certified by the undersigned that the foregoing is a resolution of the Directors of the Corporation in accordance with the Charter and/or Articles and the By-laws of the Corporation or in any unanimous shareholder's agreement made by the shareholders of the Corporation and all other laws governing the Corporation, which resolution is now in full force and effect.

AS WITNESS the corporate seal of the Corporation this 10th  day of December 1986
                                                      ----         -------- ----

                                                NRT  RESEARCH  TECHNOLOGIES INC.


                                                --------------------------------
(CORPORATE  SEAL)                                                    (Secretary)

COMPANIES  -  LIST  OF  OFFICERS  AND  DIRECTORS                  FORM 218(5-77)

To:
    THE  ROYAL  BANK  OF  CANADA



                    I,  the  undersigned,  Secretary  of

                      NRT  RESEARCH  TECHNOLOGIES  INC.
                -----------------------------------------------
                             (Name  of  Company)

hereby  certify  that  the  following  arc  its officers and directors, namely:

                        OFFICERS  (NAMES  AND  TITLES)
                        ------------------------------


President:  R.     Bruce  Boyden
Secretary:  Ivan  THornley-Hall



                                DIRECTORS
                                ---------

      R.  Bruce  Boyden
      Ivan  Thornley-Hall
      William  Aber
      Adrian Phillips

Dated at   Toronto   this  10th     day  of  December  l986.
         -----------      -------           ---------    --

                                           NRT RESEARCH TECHNOLOGIES  INC

CORPORATE  SEAL                            /s/
                                           -------------------------------
                                                   Secretary

(For use only with Corporations                                  FORM 207 (3-84)
governed by the Canada Business
Corporations Act, The Corporations
Act of Manitoba, the Business Corporations
Act of New Brunswick and The Business
Corporations Act 1982 of Ontario)

                                  CERTIFICATE

TO:


     I,  the  undersigned  Secretary  of

                         NRT  RESEARCH  TECHNOLOGIES  INC.
--------------------------------------------------------------------------------
                               (Name of Corporation)

hereby certify that there are no provisions in the articles or bylaws of the Corporation or in any unanimous shareholders' agreement which restrict or limit the powers of the Corporation to borrow money upon the credit of the Corporation, to issue, reissue, sell or pledge debt obligations of the Corporation, to mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any debt obligation of the Corporation or to give financial assistance by means of a guarantee to any person and to delegate the powers referred to above to a director, officer or committee of directors.

     This Certificate shall remain in force and be binding upon the Corporation as regards any party acting on the faith thereof, until a copy, certified by the Secretary of the Corporation, of a Certificate, repealing or replacing this Certificate shall have been received by such party and duly acknowledged in writing.

Dated at    Toronto   this     10th  day  of  December  19  86
         ------------      ---------         ----------    ----



                                        NRT  RESEARCH  TECHNOLOGIES  INC

                                        /s/
(Corporate Seal)                        ---------------------------------
                                              (Secretary)

                                                                 FORM 459 (6-85)

Operation  and  Verification  of  Account  Agreement

     In consideration of THE ROYAL BANK OF CANADA (hereinafter referred toss the
Bank) keeping in its books an account opened by the undersigned arid negotiating for or taking on depositor for discount or for Collection ores collateral security or otherwise from the undersigned, bills of exchange, cheque. promissory notes, bank and express money orders or of her orders for the payment of money, coupons, tickets pertaining to the purchase of grain, livestock and other produce. or other instruments or securities whether or not the undersigned is a party thereto (the whole hereinafter referred to as instruments, which shall be deemed to include instruments drawn on any branch of the Bank), (he undersigned hereby agrees with the bank as follows:

     (1) That presentment, notice of dishonor, protest and notice of protest of all instruments is hereby waived unless the Bank receives at or prior to let maturity special written instructions to the contrary from the undersigned in respect of any Specified instrument or instruments, end that, subject to any such special written instructions, the undersigned shall be responsible and liable to the Bank on all instruments in the same manner and to the same extent as if the instruments had been duly presented and protested and notice of dishonour and notice of protest given as regards alt parties thereto as required y any law applicable thereto, and that any person (other than a member of the Banks staff) employed by the Bank to carry out any such special written instructions shall be deemed to be the agent of the undersigned.

     (2) That the Bank is authorized to present for payment or acceptance or collect the instruments through such banks or other agents as the Bank may deem best, at the sole risk and expense of the undersigned, and, save to the extent that definite instructions have been received by the Bank from the undersigned, to give to such banks or other agents such instructions as to collection as the Bank may deem best, and that the Bank may accept either cash or bank drafts, cheques, settlement vouchers, clearing house slips or any other evidence of payment, in payment of the instruments or in remittance therefor.

     (3) That the undersigned will indemnify the Bank against all claims made against the Bank and/or liability incurred by the Bank under any law having effect within the jurisdiction where any of the instruments are or may be payable, including, but without limiting the generality of the foregoing, any claim and/or liability which may arise by reason of the endorsement of the Bank or any branch or agency thereof and also against all claims and/or liability rising with respect to tickets pertaining to the purchase of grain, livestock and other produce whether by reason of forgery thereof or unauthorized signatures thereon or otherwise.

     (4) That the Bank is authorized to debit the account of the undersigned with any of the instruments, or any of the evidences of payment referred to in Section (2) hereof, which are not paid on presentation or which if paid the Bank may be called upon to refund, or which may be dishonored by non-acceptance or non-payment or any party to which is bankrupt or insolvent, or which, or the proceeds of which, through no fault of the Bank have been lost, stolen or destroyed. or which, or the proceeds of which, for any reason the Bank is unable to collect or withdraw, together with all costs, charges and expenses incurred by the Bank in Connection therewith and/or to debit the account of the undersigned with any cheques drawn on the branch of the Bank it which the account of the undersigned is being carried and which have been cashed, negotiated or credited to the account of the undersigned but which have not been found good.

     (5) That the Bank is authorized to pay as in the case of an ordinary cheque and debit the account of the undersigned in the customary manner with every promissory note or acceptance of the undersigned presented for payment at the branch of the Bank at which the account of the undersigned is being carried.

     (6)     That in the event that the account is overdrawn:


          (a) the Bank will be entitled to take whatever action it deems appropriate and, without limiting the generality of the foregoing, the Bank wilt not be obliged to honour any cheques, the whole without any notice or delay:

          (b) The undersigned will agree to pay the amount indicated on the monthly statement of account.

     (7) That the undersigned will repay to the Bank all amounts debited to the account at the undersigned in accordance with the provisions of this agreement.

     (8) That the Bank may from time to time make and debit to the aforesaid account its usual charges for the keeping of the account which charges he undersigned hereby agree(s) to pay.

     (9) That where a Statement of account and relative vouchers are to be rendered by the Bank:

          (a) the undersigned will verify the correctness of each Statement of account received from the Bank:

          (b) If a statement of account and relative vouchers are not received on or before the l0th day after the end of the cycle agreed on for their preparation, the undersigned will notify the Bank not later than 5 days thereafter:

          (c) The undersigned will within 30 days and not thereafter following the end of the cycle agreed on for the statement of account preparation, notify the Bank in writings) the branch or agency where the account is kept. of any alleged omissions from or inaccurate entries in the account as so stated:

          (d) that at the end of the said 30 days the account as kept by the Bank shall be conclusive evidence without any further proof that except as to any alleged errors of which the Bank has been so notified and any payments made on forged or unauthorized endorsements the account Contains aft credits that should be contained therein and no debits that should not be Contained therein and all the entries therein are correct and subject to the above exception the Bank shall be free from all claims in respect of the account.

     (10) That Should the undersigned conduct an account or accounts at more than one branch of the Bank, the provisions of this agreement shall apply to each of such accounts unless (he undersigned gives the Bank special written instructions lathe Contrary designating the particular account or - accounts to which the provisions of this agreement shall not apply.

     (11) That this is to be a continuing consent and agreement and shall bind the undersigned and the heirs, executors, administrators. successors and assigns of the undersigned.

    Dated at          Toronto                   , this       10th         day of
            ------------------------------------       -------------------

   December              ,19   86
-----------------------      ----


                                              NRT  RESEARCH  TECHNOLOGIES  INC.
                                              ---------------------------------
                                                    Customer(s)  Name

                                              ---------------------------------
                                                   (Authorized Signature)

                                              /s/
                                              ---------------------------------
                                                   (Authorized Signature)


N.B.  -   This  agreement  binds  only  the party by whom it is signed.  It does not affect the rights of other persons who are parties to the items. The agreement does not apply to items drawn or endorsed by the customer which are lodged by other parties.